Nationwide Life Insurance Company: • Nationwide Variable Account – 9

Prospectus supplement dated November 18, 2010 to
Prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual fund as an investment option under your contract.  Effective October 29, 2010, the investment option changed names as indicated below:

OLD NAME	NEW NAME
The Universal Institutional Funds, Inc. - International Magnum Portfolio: Class I	The Universal Institutional Funds, Inc. – Global Tactical Asset Allocation Portfolio: Class I